SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 20, 2004


                              99(CENT) ONLY STORES
               (Exact Name of Registrant as Specified in Charter)



           California                  1-11735                95-2411605
   (State or Other Jurisdiction      (Commission             (IRS Employer
        of Incorporation)           File  Number)         Identification No.)


  4000 East Union Pacific Avenue
  City of Commerce, California                                  90023
  (Address of Principal Executive Offices)                    (Zip Code)


  Registrant's telephone number, including area code: (323) 980-8145


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ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

               Exhibit  No.     Description

               99.1             Press  release  dated  April  20,  2004


ITEM  12.  Results  of  Operations  and  Financial  Condition

     On April 20, 2004, 99 Cents Only Stores (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            99(cent)ONLY  STORES


Date:  April  20,  2004                     By:  /S/  ANDREW  FARINA


                                            ---------------------------------
                                            Andrew  Farina
                                            Chief  Financial  Officer



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                         EXHIBIT  INDEX

Exhibit  No.     Description

99.1             Press release dated April 20, 2004


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